                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                December 3, 2001
                Date of Report (Date of Earliest Event Reported)


Lehman ABS Corporation (as depositor under the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by a Series Supplement, dated as of November 27, 1996, which together formed the Corporate Bond-Backed Certificates Trust, Series 1996-DHC-1, which issued Corporate Bond Backed Certificates, Series 1996-DHC-1)


                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                   033-73438-03             13-7109145
(State or Other Jurisdiction      (Commission File        (I.R.S. Employer
     of Incorporation)                 Number)           Identification No.)



Three World Financial Center                                    10285

200 Vesey Street                                              (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-5594
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

On December 3, 2001 distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1996-DHC-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed as part of this report:

         99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 3, 2001.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2001



                                                    THE BANK OF NEW YORK
                                                    AS TRUSTEE, FOR
                                                    CORPORATE BOND-BACKED
                                                    CERIFICATES TRUST,
                                                    SERIES 1996-DHC-1



                                                    By:
                                                       -----------------------
                                                             KEVIN CREMIN
                                                             VICE PRESIDENT

                                    EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 3, 2001.